SCHEDULE 14A
                               (Rule 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                            Exchange Act of 1934

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [ ]
Check the appropriate box:
[ ]   Preliminary Proxy Statement     [ ]   Confidential, for Use of the
                                            Commission Only
[X]   Definitive Proxy Statement            (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Under Rule 14a-12

                      Community Investors Bancorp, Inc.
---------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)

---------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1)   Title of each class of securities to which transaction applies:

            ----------------------------------------------------------------

      (2)   Aggregate number of securities to which transaction applies:

            ----------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            ----------------------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:

            ----------------------------------------------------------------

      (5)   Total fee paid:

            ----------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount previously paid: ________________________________________
      (2)   Form, schedule or registration statement no.: __________________
      (3)   Filing party: __________________________________________________
      (4)   Date filed: ____________________________________________________

[CiBi Letterhead]


September 22, 2004


Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Community Investors Bancorp, Inc. The meeting will be held at the Holiday Inn Express, 1690 North Sandusky Avenue, Bucyrus, Ohio 44820, on Monday, October 25, 2004 at 2:00 p.m., Eastern Time. The matters to be considered by shareholders at the Annual Meeting are described in the accompanying materials.

It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

We appreciate your support and interest in Community Investors Bancorp, Inc.

Sincerely,

/s/ Dale C. Hoyles

Dale C. Hoyles
Chairman of the Board

                      COMMUNITY INVESTORS BANCORP, INC.
                          119 South Sandusky Avenue
                             Bucyrus, Ohio 44820
                               (419) 562-7055
                                 ___________

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       To Be Held on October 25, 2004
                                 ___________

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Community Investors Bancorp, Inc. will be held at the Holiday Inn Express, 1690 North Sandusky Avenue, Bucyrus, Ohio 44820, on Monday, October 25, 2004 at 2:00 p.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

      (1) To elect four (4) directors for a two-year term and until their successors are elected and qualified;

      (2)   To amend and restate the Code of Regulations;

      (3) To ratify the appointment of Grant Thornton LLP as Community Investors' independent auditors for the year ending June 30, 2005; and

      (4) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

      The Board of Directors has fixed September 8, 2004 as the voting record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Only those shareholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

By Order of the Board of Directors

David M. Auck
Secretary

September 22, 2004
Bucyrus, Ohio

===========================================================================
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
===========================================================================

                      COMMUNITY INVESTORS BANCORP, INC.
                                 ___________

                               PROXY STATEMENT
                                 ___________

                     2004 ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON OCTOBER 25, 2004
                                 ___________

      This Proxy Statement is furnished to holders of common stock of Community Investors Bancorp, Inc., an Ohio corporation which holds all of the outstanding stock of First Federal Community Bank of Bucyrus. Proxies are being solicited on behalf of the Board of Directors of Community Investors to be used at the Annual Meeting of Shareholders to be held at the Holiday Inn Express, 1690 North Sandusky Avenue, Bucyrus, Ohio 44820, on Monday, October 25, 2004 at 2:00 p.m., Eastern Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Shareholders. This Proxy Statement is first being mailed to shareholders on or about September 22, 2004.

                                   PROXIES

      The proxy solicited hereby, if properly signed and returned to Community Investors and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for the nominees for director described herein and for the matters described below and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of Community Investors written notice thereof (David M. Auck, Secretary, Community Investors Bancorp, Inc., 119 South Sandusky Avenue, Post Office Box 766, Bucyrus, Ohio 44820); (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                                   VOTING

      Only shareholders of record at the close of business on September 8, 2004, the voting record date, will be entitled to vote at the Annual Meeting. On the voting record date, there were 1,078,761 shares of common stock issued and outstanding and Community Investors had no other class of equity securities outstanding. Each share of common stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting except that votes may be cumulated for the election of directors. Cumulative voting means the right to vote, in person or by proxy, the number of shares owned by a stockholder for as many persons as there are directors to be elected (four) and for whose election the stockholder has a right to vote, or to cumulate votes by giving one candidate as many votes as the number of such directors to be elected multiplied by the number of such stockholder's shares shall equal or by distributing such votes on the same principle among any number of candidates. Any shareholder wishing to cumulate his or her votes with respect to the election of directors must give notice to the Secretary of

Community Investors of his or her intention to cumulate his or her vote and obtain a ballot or proxy from the Secretary of Community Investors for such purpose.

      The presence in person or by proxy of at least a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Directors are elected by a plurality of the votes cast at the Annual Meeting. The proposal to amend and restate the Code of Regulations must be approved by the affirmative vote of the holders of at least two-thirds of the common stock. The affirmative vote of the holders of a majority of the total votes cast at the Annual Meeting is required for approval of the proposal to ratify the appointment of Community Investors' independent auditors.

      Abstentions will be counted for purposes of determining the presence of a quorum at the Annual Meeting. Because of the required votes, abstentions will not be counted as votes cast for the election of directors and the proposal to ratify the appointment of Community Investors' independent auditors and, thus, will have no effect on the voting for the election of directors and the ratification of the auditors. Under rules applicable to broker-dealers, the election of directors and the proposal to ratify the auditors are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there will not be "broker non-votes." Abstentions and broker non-votes will have the effect of a vote against the proposal to amend and restate the Code of Regulations.

             INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
            DIRECTORS WHOSE TERMS CONTINUE AND EXECUTIVE OFFICERS

Election of Directors

      The Certificate of Incorporation and Bylaws of Community Investors provide that the Board of Directors of Community Investors shall be divided into two classes as nearly equal in number as possible, and that the members of each class are to be elected for a term of two years and until their successors are elected and qualified. One class of directors is to be elected annually, and shareholders of Community Investors are permitted to cumulate their votes for the election of directors.

      No nominee for director is related to any other director or executive officer of Community Investors by blood, marriage or adoption. The Board of Directors has determined that all of the directors and nominees for director, other than Messrs. Gerber and Kennedy, are independent as defined in the rules of the Nasdaq Stock Market.

      Unless otherwise directed, each proxy executed and returned by a shareholder will be voted for the election of the nominees for director listed below. If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

      The following tables present information concerning the nominees for director and each director whose term continues, including his tenure as a director. Service as director includes service as a director of First Federal and ages are reflected as of June 30, 2004.

          Nominees for Director for Two-Year Term Expiring in 2006

                                      Positions Held in          Director
      Name                  Age      Community Investors          Since
----------------            ---      -------------------         --------

John W. Kennedy             63      Director                      1972
David M. Auck               60      Director                      1979
Philip E. Harris            55      Director                      1992
John D. Mizick              62      Director                      1998

      The Board of Directors recommends a vote FOR election of the nominees for director.

Members of the Board of Directors Continuing in Office

                    Directors With Terms Expiring in 2005

                                      Positions Held in          Director
      Name                  Age      Community Investors          Since
----------------            ---      -------------------         --------

Dale C. Hoyles              66      Chairman of the Board         1974
Brent D. Fissel, D.D.S.     49      Director                      1991
Michael J. Romanoff         54      Director                      1999
Phillip W. Gerber           51      Director, President and
                                     Chief Executive Officer      2003

      Each of the directors of Community Investors also serves as a director of First Federal. The business experience of each of the directors or nominee for director for at least the past five years is as follows:

      Dale C. Hoyles. Mr. Hoyles has served as Chairman of the Board of First Federal since 1990 and as one of its directors since 1974. Until his retirement in November 1994, he was Senior Vice President/Treasurer of Centurion Financial which is a property and casualty insurance company located in Bucyrus, Ohio. Mr. Hoyles had been associated with Centurion Financial since 1973. He also serves First Federal as a member of its Executive Committee.

      Phillip W. Gerber. Mr. Gerber has served as President and Chief Executive Officer of First Federal since October 2003. Prior thereto, Mr. Gerber served as the Executive Vice President since September 2002 and formerly served as Vice President since joining First Federal in January 1997. Prior to January 1997, he had served as Executive Vice President of Farmers Citizens Bank, Bucyrus, Ohio.

      John W. Kennedy. Until his retirement in September 2003, Mr. Kennedy served as President and Chief Executive Officer of First Federal since 1972. He has been employed by First Federal since 1969 and during that time has also served as Secretary and Executive Vice President.

      David M. Auck. Mr. Auck has served as Vice Chairman of the Board of First Federal since 1990. He has been the owner of the Auck-Dostal Agency, an independent insurance agency, located in Bucyrus, Ohio since 1974.

      Brent D. Fissel, D.D.S. Dr. Fissel is a dentist who has had a private family practice in New Washington, Ohio since 1988. He also serves First Federal as a member of its Audit and Personnel Committees.

      Philip E. Harris. Mr. Harris is employed by The Timken Company, a manufacturer and distributor of tapered roller bearings. His current title is General Manager, Supply Chain Services. He also serves as the Chairman of First Federal's Personnel Committee and a member of the Audit Committee.

      John D. Mizick. Mr. Mizick is a certified public accountant who founded Mizick, Miller and Company, Inc., a public accounting firm, in 1972 and is currently its President and Chief Executive Officer. He also serves as Chairman of First Federal's Audit Committee and is a member of the Executive Committee.

      Michael J. Romanoff. Mr. Romanoff is the owner of Romanoff Jewelers, located in Bucyrus, Ohio. He is also the co-owner of Val Casting and Allure Designs, also located in Bucyrus. Mr. Romanoff also serves as a member of First Federal's Executive and Personnel Committees.

Shareholder Nominations

      Article X, Section D of Community Investors' Articles of Incorporation governs nominations for election to the Board and requires all such nominations, other than those made by the Board, to be made at a meeting of shareholders called for the election of directors, and only by a shareholder who has complied with the notice provisions in that section. Shareholder nominations must be made pursuant to timely notice in writing to the Secretary of Community Investors. To be timely, a shareholder's notice must be in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of Community Investors not less than thirty days nor more than sixty days prior to such meeting: provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed to the Secretary of Community Investors not later than the close of the tenth day following the day on which notice of such meeting was mailed to stockholders.

      Each written notice of a shareholder nomination must set forth the information specified in the Articles of Incorporation.

Directors Attendance at Annual Meetings

      Although we do not have a formal policy regarding attendance by members of the Board of Directors at annual meetings of stockholders, we expect that our directors will attend, absent a valid reason for not doing so. In 2003, all of our directors attended our annual meeting of stockholders.

The Board of Directors and Its Committees

      The Board of Directors of Community Investors and of First Federal meet on a monthly basis. During the fiscal year ended June 30, 2004 the Board of Directors met twelve times. No director attended fewer than 75% of the total number of Board meetings or committee meetings on which he served that were held during fiscal 2004. The Board of Directors of Community Investors has established an Audit Committee and a Nominating Committee. In addition, the Board of Directors of First Federal has established an Executive Committee and a Personnel Committee.

      Executive Committee. The Executive Committee is authorized to exercise all the authority of the Board of Directors in the management of First Federal between Board meetings. The Executive

Committee consists of Messrs. Kennedy, Hoyles and Romanoff. If any member is unable to attend, the President and Chief Executive Officer may appoint any other director to serve. The Executive Committee also serves as a Loan Committee that reviews all real estate loans. The Executive Committee met fifty-two times in fiscal 2004.

      Personnel Committee. The Personnel Committee has the responsibility to review personnel policy and to recommend changes regarding employee salaries, fringe benefits and related personnel matters. Messrs. Harris (who serves as chairman), Fissel and Romanoff are members of the Personnel Committee, which met three times during fiscal 2004. Community Investors does not pay separate compensation to its officers and employees.

      Nominating Committee. The Nominating Committee makes written nominations for directors at least 30 days prior to the annual meeting of shareholders. The committee is appointed by the Chairman of the Board at the Board of Directors' September meeting and consists of Messrs. Fissel and Romanoff. The Nominating Committee met once in August 2004 with respect to the nominations for directors for the upcoming meeting. Each of the members is independent within the meaning of the rules of the Nasdaq Stock Market. The Nominating Committee operates pursuant to a written charter, which can be viewed on our website at www.ffcb.com.

      The Nominating Committee considers candidates for director suggested by its members and other directors, as well as management and stockholders. The Nominating Committee also may solicit prospective nominees identified by it. A stockholder who desires to recommend a prospective nominee for the board should notify Community Investors' Secretary or any member of the Nominating Committee in writing with whatever supporting material the shareholder considers appropriate. The Nominating Committee also considers whether to nominate any person nominated pursuant to the provision of Community Investors' articles of incorporation relating to stockholder nominations, which is described under "Shareholder Nominations." The Nominating Committee has the authority and ability to retain a search firm to identify or evaluate potential nominees if it so desires.

      The charter of the Nominating Committee sets forth certain criteria the committee may consider when recommending individuals for nomination as director including: (a) ensuring that the board of directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a "financial expert," as that term is defined by the rules of the SEC), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially. The committee also may consider the extent to which the candidate would fill a present need on the board of directors.

      Audit Committee. The Audit Committee reviews Community Investors' records and affairs to determine its financial condition, reviews Community Investors' systems of internal control with management and the independent auditors, and monitors Community Investors' adherence in accounting and financial reporting to generally accepted accounting principles. The Committee meets annually with Community Investors' auditors and then is required to report the results of such meeting to the full board of directors. Currently, Messrs. Mizick (Chairman), Fissel and Harris serve as members of this Committee. The Audit Committee met four times during fiscal 2004. The members are independent as defined in the listing standards of the Nasdaq Stock Market.

      The board of directors has determined that Mr. Mizick, chairman of the Audit Committee, meets the requirements recently adopted by the SEC for qualification as an audit committee financial expert. An audit committee financial expert is defined as a person who has the following attributes:
(i) an
understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity or accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the small business issuer's financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal control over financial reporting; and (v) an understanding of audit committee functions.

      The identification of a person as an audit committee financial expert does not impose on such person any duties, obligations or liability that are greater than those that are imposed on such person as a member of the audit committee and the board of directors in the absence of such identification. Moreover, the identification of a person as an audit committee financial expert for purposes of the regulations of the SEC does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors. Finally, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for purposes of Section 11 of the Securities Act of 1933.

      The Board of Directors adopted an updated audit committee charter in September 2004, a copy of which is attached to this proxy statement as Appendix A.

Report of the Audit Committee

      The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 "Communication with Audit Committees," as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent accountant, the independent accountant's independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Community Investors' Annual Report on Form 10-KSB for the year ended June 30, 2004 for filing with the SEC.

                                       John D. Mizick, Chairman
                                       Philip E. Harris
                                       D. Brent Fissel

Executive Officers Who Are Not Directors

      Set forth below is certain information with respect to the executive officers of Community Investors and First Federal who are not directors, including their business experience for at least the past five years. Ages are reflected as of June 30, 2004.

      Brian R. Buckley. Age 57. Mr. Buckley has served First Federal as a Vice President since 1979. He has been employed by First Federal since 1974.

      Thomas G. Kalb. Age 47. Mr. Kalb joined First Federal in August, 2004 as Chief Financial Officer. Prior to joining First Federal, Mr. Kalb was a partner in the Holbrook, Manter & Rogers public accounting firm. He has 26 years of experience in public accounting.

      Jeffrey K. Urban. Age 55. Mr. Urban joined First Federal in February 2004 as Vice President, Commercial Lending. Prior to joining First Federal, Mr. Urban was Senior Vice President and Area Executive for Citizens Savings Bank in New Philadelphia, Ohio. He has 30 years of experience within the banking industry in Ohio.

                    BENEFICIAL OWNERSHIP OF COMMON STOCK
                 BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table includes, as of the voting record date, certain information as to the common stock beneficially owned by (i) the only persons or entities, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, who or which was known to Community Investors to be the beneficial owner of more than 5% of the issued and outstanding common stock, (ii) the directors and nominees for director of Community Investors and (iii) all directors and executive officers of Community Investors and First Federal as a group.

                                                    Common Stock
                                              Beneficially Owned as of
                                              September 8, 2004(1)(2)
               Name of                        ------------------------
           Beneficial Owner                     No.             %(3)
------------------------------------         -------            ----

Jeffrey L. Gendell (4)
 200 Park Avenue, Suite 3900
 New York, New York 10166                    101,200            9.4%

Community Investors Bancorp, Inc.(5)
 Employee Stock Ownership Plan Trust
 119 South Sandusky Avenue
 Bucyrus, Ohio 44820                         131,985           12.2

Directors:
  David M. Auck (6)                           41,468            3.8
  Philip E. Harris (7)                        10,051             *
  Brent D. Fissel, DDS (8)                     7,862             *
  Dale C. Hoyles (9)                          18,262            1.7
  John W. Kennedy (10)                        71,373            6.6
  John D. Mizick                               1,000             *
  Michael Romanoff (11)                        6,075             *
  Phillip W. Gerber (12)                      18,657            1.7

All directors and executive officers
 of Community Investors and First
 Federal as a group (12 persons)             201,869           18.2%

_____________

*     Represents less than 1% of the outstanding common stock.

<F1>  For purposes of this table, pursuant to rules promulgated under the
      Securities Exchange Act, an individual is considered to beneficially own shares of common stock if he or she directly or indirectly has or shares (1) voting power, which includes the power to vote or to direct the voting of the shares; or (2) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, a director has sole voting power and sole investment power with respect to the indicated shares.

                                    (Footnotes continued on following page.)




_____________

<F2>  Based upon filing made pursuant to the Securities Exchange Act.

<F3>  Under applicable regulations, a person is deemed to have beneficial ownership of any shares of common stock which may be acquired within 60 days of the record date pursuant to the exercise of outstanding stock options. Shares of common stock which are subject to stock options are deemed to be outstanding for the purpose of computing the percentage of outstanding common stock owned by such person or group but not deemed outstanding for the purpose of computing the percentage of common stock owned by any other person or group.

<F4>  Based upon a Schedule 13D filing with the Securities and Exchange
      Commission dated January 14, 2003.

<F5>  The Community Investors Bancorp, Inc. Employee Stock Ownership Trust
      was established pursuant to the Community Investors Bancorp, Inc. Employee Stock Ownership Plan by an agreement between Community Investors and Messrs. Hoyles, Kennedy and Buckley, who act as Trustees of the plan. As of the voting record date, 114,266 of the shares of common stock held in the ESOP Trust had been allocated to the accounts of participating employees. Under the terms of the ESOP, the Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees, and allocated shares for which employees do not give instructions will be voted in the same ratio on any matter as to those shares for which instructions are given. Unallocated shares held in the ESOP will be voted by the ESOP Trustees in accordance with their fiduciary duties as Trustees. The amount of common stock beneficially owned by each individual Trustee or all directors and executive officers as a group does not include the shares held by the ESOP Trust.

<F6>  Includes 14,050 shares held in a retirement account. Also includes
      3,643 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the voting record date.

<F7>  Includes 2,250 shares held jointly with the director's spouse. Also includes 4,704 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the voting record date.

<F8>  Includes 7,196 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the voting record date.

<F9>  Includes 3,591 shares held by Mr. Hoyles' spouse. Also includes 8,026 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the voting record date.

<F10> Includes 16,920 held jointly with the director's spouse, 4,461 shares held by Mr. Kennedy's spouse, 901 shares held in a retirement account, 17,719 shares which have been allocated to Mr. Kennedy's account in the ESOP, 1,000 shares held jointly with grandchildren. The address of Mr. Kennedy is c/o Community Investors Bancorp, Inc., 119 South Sandusky Avenue, Bucyrus, Ohio 44820.

<F11> Includes 675 shares held jointly with his children.

<F12> Includes 4,125 shares held in a retirement account, 8,532 shares which have been allocated to Mr. Gerber's account in the ESOP, and 6,000 shares that may be acquired through the exercise of stock options exercisable within 60 days of the voting record date.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act requires Community Investors' officers and directors, and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC. Officers, directors and 10% stockholders are required by regulation to furnish Community Investors with copies of all Section 16(a) forms they file. We know of no person, other than ESOP, who owns 10% or more of our common stock.

      Based solely on review of the copies of such forms furnished to Community Investors, we believe that all applicable Section 16(a) filing requirements were satisfied by its officers and directors during 2004.

                           EXECUTIVE COMPENSATION

Summary

      The following table sets forth a summary of certain information concerning the compensation awarded to or paid by First Federal for services rendered in all capacities during the last three fiscal years to the Chief Executive Officer of First Federal and the former Chief Executive Officer of First Federal who served during the last fiscal year. No other executive officer had total compensation during the last fiscal year which exceeded $100,000. Community Investors currently does not pay any separate compensation to its executive officers.

                                            Annual Compensation (1)   Long-Term Compensation
                                            -----------------------   ----------------------
                                For the                               Restricted                     All
   Name and Principal          Year ended                               Stock                       Other
       Position                 June 30,      Salary       Bonus        Awards      Options    Compensation (2)
   ------------------          ----------     ------       -----      ----------    -------    ----------------

Phillip W. Gerber                 2004        $87,101      $  --        $  --         --          $19,884
President and                     2003         74,352         --           --         --           19,322
 Chief Executive Officer (3)      2002         70,140         --           --         --           12,450

John W. Kennedy                   2004        $22,146      $  --        $  --         --          $16,983
President and Chief               2003         88,584         --           --         --           30,865
 Executive Officer                2002         87,706         --           --         --           15,820
 until September 2003

_____________

<F1>  Does not include amounts attributable to miscellaneous benefits received by the named executive officers. In the opinion of management of First Federal, the costs to First Federal of providing such benefits to the named executive officers during the year ended June 30, 2004 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

<F2>  Consists of amounts allocated during the fiscal years 2004, 2003 and
      2002 pursuant to the ESOP based on a per share price of $14.97, $11.24 and $10.00 respectively, per share on the date of allocation.

<F3>  Mr. Gerber's term as President and Chief Executive Officer commenced on October 1, 2003.

Stock Options

      The following table discloses information regarding option exercises and fiscal year end option values for the named executive officers.

                                                       Number of Options at            Value of Options at
                                                          June 30, 2004                 June 30, 2004(1)
                   Shares Acquired     Value      ----------------------------    ----------------------------
Name                 On Exercise      Realized    Exercisable    Unexercisable    Exercisable    Unexercisable
----               ---------------    --------    -----------    -------------    -----------    -------------

Phillip W. Gerber          --             --         6,000            --            $23,220          $  --

John W. Kennedy        12,825         94,772(2)         --            --                 --             --

_____________

<F1>  Based on a per share market price of $14.70 at June 30, 2004.

<F2>  Based on a per share market price of $14.00 on the exercise date of
      December 8, 2003.

      The following table sets forth certain information for all equity compensation plans and individual compensation arrangements (whether with employees or non-employees, such as directors) in effect as of June 30, 2004.

                    Equity Compensation Plan Information

                              Number of securities to be     Weighted-average          Number of securities remaining
                               issued upon exercise of       exercise price of      available for future issuance under
                                outstanding options,       outstanding options,     equity compensation plans (excluding
        Plan Category            warrants and rights        warrants and rights   securities reflected in the first column)
        -------------         --------------------------   --------------------   -----------------------------------------

Equity compensation plans
 approved by security holders        135,812 (1)               $ 8.14 (2)                        57,408 (3)

Equity compensation plans not
 approved by security holders             --                       --                                --
                                     -------                   ------                            ------

      Total                          135,812                   $ 8.14                            57,408
                                     =======                   ======                            ======

_____________

<F1>  Includes 64,330 shares of restricted stock granted under Community
      Investors' Management Recognition Plan ("MRP").

<F2>  Does not include MRP shares, which do not have an exercise price.

<F3>  Includes 2,100 shares of restricted common stock, which remain available for grant under the MRP.

Compensation of Directors

      Board Fees. In fiscal 2004, members of the Board of Directors of First Federal were paid fees semiannually at the rate of $500 per Board of Directors meeting and $55 per committee meeting. The Chairman of the Board received a fee of $750 per Board of Directors meeting. Each director is also paid an annual meeting fee of $75 and is permitted two absences annually without affecting his directors' fees.

Severance Agreements

      Community Investors and First Federal (collectively the "Employers") have entered into severance agreements with Messrs. Gerber, Buckley, Kalb and Urban (the "Executive Officers" or, individually, an "Executive Officer"). The Employers have agreed that in the event that the Executive Officer's employment is terminated as a result of certain adverse actions which are taken with respect to the Executive Officer's employment following a Change in Control of Community Investors or First Federal, as defined, such Executive Officer will be entitled to a cash severance amount equal to
2.99 times his base salary.

      A Change in Control is generally defined in the severance agreements to include (i) the acquisition by any person of 25% or more of Community Investors' or First Federal's outstanding voting securities and (ii) a change in a majority of the directors of Community Investors or First Federal during any two-year period without the approval of at least two-thirds of the persons who were directors of Community Investors or First Federal, as applicable, at the beginning of such period. The current base salaries upon which a cash severance payment would be paid to Messrs. Gerber, Buckley, Kalb and Urban are $94,000, $76,000, $80,000 and $75,000,
respectively.

      Each severance agreement provides that in the event that any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "excess parachute payments" within the meaning of Section 280G of the Code, then such payments and benefits received thereunder shall be reduced, in the manner determined by the Executive Officer, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits being non-deductible by the Employers for federal income tax purposes. Excess parachute payments generally are payments in excess of three times the base amount, which is defined to mean the recipient's average annual compensation from the employer includable in the recipient's gross income during the most recent five taxable years ending before the date on which a change in control of the employer occurred. Recipients of excess parachute payments are subject to a 20% excise tax on the amount by which such payments exceed the base amount, in addition to regular income taxes, and payments in excess of the base amount are not deductible by the employer as compensation expense for federal income tax purposes.

      Although the above-described severance agreements could increase the cost of any acquisition of control of Community Investors or First Federal, management of Community Investors and First Federal does not believe that the terms thereof would have a significant anti-takeover effect.

Indebtedness of Management

      All of First Federal's currently outstanding loans to its directors and executive officers were originally made either (i) in the ordinary course of business at substantially the same terms, including interest rates and collateral, as those prevailing at the time of the loans for comparable transactions with other persons and did not involve more than the normal risk of collectability or other unfavorable features or (ii) pursuant to a benefit or compensation program that is widely available to the employers of First Federal and that does not give preference to any insider of First Federal over other employees of First Federal.

             PROPOSAL TO AMEND AND RESTATE COMMUNITY INVESTORS'
                             CODE OF REGULATIONS

      The Code of Regulations of Community Investors was originally prepared in 1994 at the time the holding company was organized. The Board of Directors has determined that a change should be made to the Code of Regulations to reflect Community Investors' fiscal year end of June 30, by amending Article VI thereof.

      Although Community Investors' Code of Regulations provides for a September 30 fiscal year end, we have operated with a June 30 fiscal year end since Community Investors' incorporation. Thus the amendment will not have the effect of a change to our fiscal year.

Proposed Amendment

      Article VI shall be amended to read as follows:

      "The fiscal year of the Corporation shall end on the last day of June of each year. The Corporation shall be subject to an annual audit as of the end of its fiscal year by independent public accountants appointed by and responsible to the Board of Directors."

      The affirmative vote of the holders of two-thirds of the outstanding shares of Community Investors common stock is necessary for the adoption of the proposed amendment to the Code of Regulations.

      The Board of Directors recommends that you vote FOR the amendment and restatement of the Code of Regulations.

                   RATIFICATION OF APPOINTMENT OF AUDITORS

      The Audit Committee of the board of directors appointed Grant Thornton as the independent auditors to audit Community Investors' financial statements for the year ending June 30, 2005. The Audit Committee considered the compatibility of the non-audit services provided to Community Investors by Grant Thornton in 2004 described below on the independence of Grant Thornton from Community Investors in evaluating whether to appoint Grant Thornton to perform the audit of Community Investors' financial statements for the year ending June 30, 2005.

      The following table sets forth the aggregate fees paid by us to Grant Thornton for professional services rendered by Grant Thornton in connection with the audit of Community Investors' consolidated financial statements for 2004 and 2003, as well as the fees paid by us to Grant Thornton for audit-related services, tax services and all other services rendered by Grant Thornton to us during 2004 and 2003.

                                                Year Ended June 30,
                                               --------------------
                                                 2004         2003
                                               -------      -------

Audit fees (1)                                 $52,445      $45,395
Audit-related fees                                  --           --
Tax fees (2)                                     5,165        4,595
All other fees (3)                               1,300           --
                                               -------      -------
      Total                                    $58,910      $49,990
                                               =======      =======

______________

<F1>  Audit fees consist of fees incurred in connection with the audit of our annual financial statements and the review of the interim financial statements included in our quarterly reports filed with the SEC.

<F2>  Tax fees consist of fees incurred in connection with tax planning, tax compliance and tax consulting services.

<F3>  All other fees during fiscal 2004 consists of fees incurred in connection with consultations with the Audit Committee regarding the Sarbanes-Oxley Act of 2002.

      The Audit Committee selects Community Investors' independent auditors and pre-approves all audit services to be provided by it to Community Investors. The audit committee also reviews and pre-approves all audit-related, tax and all other services rendered by our independent auditors in accordance with the audit committee's charter and policy on pre-approval of audit-related, tax and other services. In its review of these services and related fees and terms, the audit committee considers, among other things, the possible effect of the performance of such services on the independence of our independent auditors. Pursuant to its policy, the audit committee pre-approves certain audit-related services and certain tax services which are specifically described by the audit committee on an annual basis and separately approves other individual engagements as necessary. The pre-approval requirements do not apply to certain services if: (i) the aggregate amount of such services provided to Community Investors constitutes not more than five percent of the total amount of revenues paid by Community Investors to its independent auditor during the year in which the services are provided; (ii) such services were not recognized by Community Investors at the time of the engagement to be other services; and (iii) such services are promptly brought to the attention of the committee and approved by the committee or by one or more members of the committee to whom authority to grant such approvals has been delegated by the committee prior to the completion of the audit. The committee may delegate to one or more designated members of the committee the authority to grant required pre-approvals. The decisions of any member to whom authority is delegated to pre-approve an activity shall be presented to the full committee at its next scheduled meeting.

      The Board of Directors recommends that you vote FOR the ratification of the appointment of Grant Thornton as independent auditors for the fiscal year ending June 30, 2005.

                  SHAREHOLDER PROPOSALS AND COMMUNICATIONS
                         WITH THE BOARD OF DIRECTORS

      Any proposal which a shareholder wishes to have included in the proxy materials of Community Investors relating to the next annual meeting of shareholders of Community Investors, which is scheduled to be held in October 2005, must be received at the principal executive offices of Community Investors, 119 South Sandusky Avenue, Bucyrus, Ohio 44820,
Attention: Secretary, no later than May 25, 2005. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Securities Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders. It is urged that any such proposals be sent certified mail, return receipt requested.

      Shareholder proposals which are not submitted for inclusion in Community Investors' proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act may be brought before an annual meeting pursuant to
Article X, Sections D and E of Community Investors' Code of Regulations, which provides that business at an annual meeting of shareholders must be
(a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, or (b) otherwise properly brought before the meeting by a shareholder. For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of Community Investors. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of Community Investors not less than 90 days prior to the anniversary date of the mailing of proxy materials by Community Investors for the immediately preceding annual meeting. A shareholder's notice must set forth as to each matter the shareholder proposes to bring before an annual meeting (a) a brief description of the business desired to be brought before the annual meeting,
(b) the name and address, as they appear on Community Investors' books, of the shareholder proposing such business, (c) the class and number of shares of common stock of Community Investors which are beneficially owned by the shareholder, and (d) any material interest of the shareholder in such business. Accordingly, shareholder proposals submitted under Community Investors' code of regulations in connection with the next annual meeting of stockholders must be received by Community Investors no later than June 24, 2005.

      The Board of Directors has adopted a process by which stockholders may communicate directly with members of the Board. Stockholders who wish to communicate with the Board may do so by sending written communications addressed to the Board of Directors, c/o Brian R. Buckley, Community Investors Bancorp, Inc., P.O. Box 766, 119 South Sandusky Avenue, Bucyrus, Ohio 44820.

                               ANNUAL REPORTS

      A copy of Community Investors' Annual Report to Shareholders for the year ended June 30, 2004 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

      Upon receipt of a written request, Community Investors will furnish to any shareholder without charge a copy of Community Investors' Annual Report on Form 10-K required to be filed with the Securities and Exchange Commission under the Securities Exchange Act. Such written requests should be directed to Brian R. Buckley, Community Investors Bancorp, Inc., P.O. Box 766, 119 South Sandusky Avenue, Bucyrus, Ohio 44820. The Form 10-K is not part of the proxy solicitation materials.

                                OTHER MATTERS

      Management is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

      The cost of the solicitation of proxies will be borne by Community Investors. Community Investors will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of Community Investors' common stock. In addition to solicitations by mail, directors, officers and employees of Community Investors may solicit proxies personally or by telephone without additional compensation.

                                                                 APPENDIX A

                      COMMUNITY INVESTORS BANCORP, INC.

                           AUDIT COMMITTEE CHARTER


I.    Audit Committee Purpose

      The Audit Committee (the "Committee") of Community Investors Bancorp, Inc. (the "Company") is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Committee's primary duties and responsibilities are to:

      *     Appoint the Company's independent auditors.
      * Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, legal, and regulatory compliance.
      * Monitor the qualifications, independence, and performance of the Company's independent auditors.
      * Provide an avenue of communication among the independent auditors, management and the Board of Directors.

      The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary within the Committee's scope of responsibilities.

      The Committee shall be directly responsible for appointing, determining funding for, and overseeing the independent auditors in accordance with Section 301 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley") and Section 10A(m)(2) of the Securities Exchange Act of 1934, as amended ("Exchange Act").

II.   Audit Committee Composition and Meetings

      Committee members shall meet the requirements of the Nasdaq Stock Market (the "Nasdaq"). The Committee shall be comprised of three or more directors, as determined by the Board, each of whom shall be independent, as such term is defined in the Rules of the Nasdaq, free from any relationship that would interfere with the exercise of his or her independent judgment. In order to maintain independent judgment, Committee members are prohibited from receiving any consulting, advisory, or other compensatory fee from the Company, other than payment for board or committee service, and Committee members are prohibited from owning 20% or more of the Company's voting securities. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements at the time of their appointment, and at least one member of the Committee shall have accounting or related financial management expertise within the meaning of Rules of the Nasdaq.

      Committee members shall be appointed by the Board. If a Committee chairman ("Chairman") is not designated or present, the members of the Committee may designate a Chairman by majority vote of the Committee membership.

      The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Chairman shall approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. The Committee, or at least its Chairman, should communicate with management and the independent auditors no less than quarterly to review the Company's financial statements and significant findings based upon the auditor's limited review procedures.
 The Chairman or another member of the Committee selected thereby should review the Company's earnings releases with management and the independent auditors prior to their release.

III.  Audit Committee Responsibilities and Duties

Review Procedures

1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval. Have the charter published in the Company's annual meeting proxy statement at least every three years in accordance with regulations of the Securities and Exchange Commission (the "SEC").

2. Review the Company's annual audited financial statements and unaudited interim financial statements including disclosures within "Management's Discussion and Analysis of Financial Condition and Results of Operations," prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles including critical accounting policies, practices, and judgments.

3. In consultation with management of the Company and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures, including the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors together with management's responses.

4. Review with management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution of the Quarterly Report on Form 10-Q. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with Statement on Auditing Standards ("SAS") No. 61. The Chairman of the Committee may represent the entire Committee for purposes of this review.

5. Review disclosures made by the Chief Executive Officer and the Chief Financial Officer during the Forms 10-K and 10-Q certification process about significant deficiencies in the design or operation of internal controls or any fraud that involves management or other employees who have a significant role in the Company's internal controls.

Independent Auditors

6. The Committee shall be directly responsible for the appointment, compensation, oversight of the work, evaluation, and termination of the independent auditors (subject, if applicable, to shareholder ratification).
 The independent auditors report directly to the Committee and the Committee will be responsible for the resolution of any disagreements between management and the independent auditor regarding financial reporting. The Committee shall also review the independence of the auditors.

7. Audit, audit-related, tax and all other services, which are not prohibited by law, shall be pre-approved by the Committee pursuant to the Audit Committee Pre-Approval Policy.

      However, the pre-approval requirement set forth in the first sentence above, shall not be applicable with respect to the provision for all other services, if:

      (i) the aggregate amount of other services provided to the Company constitutes not more than five percent of the total amount of revenues paid by the Company to its independent auditor during the calendar year in which the other services are provided;
      (ii) such services were not recognized by the Company at the time of the engagement to be other services; and
      (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee prior to the completion of the audit.

      Delegation - The Committee may delegate to one or more designated members of the Committee the authority to grant required pre-approvals. The decisions of any member to whom authority is delegated under this paragraph to pre-approve an activity under this subsection shall be presented to the full Committee at its next scheduled meeting.

      The pre-approval policies and procedures will be disclosed in the Company's proxy statements and annual reports in the manner directed by the regulations of the SEC or the Rules of the Nasdaq, as applicable.

8. On an annual basis, review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence. Consider whether the provision of any non-audit services by the independent auditors is compatible with maintaining the auditor's independence.

9. Review the independent auditors' audit plan including discussions of audit scope, staffing, locations, reliance upon management, and general audit approach.

10. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors including any audit problems or difficulties and management's response. The Chairman of the Committee may represent the entire Committee for purposes of this discussion. Discuss certain matters required to be communicated to audit committees in accordance with SAS No. 61 and obtain the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1.

11. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting. Prior to releasing the year-end earnings, obtain a report from the independent auditors containing (a) all critical accounting policies used by the Company, (b) alternative accounting treatments that have been discussed with management and the potential ramifications of using those alternatives, and (c) other written communications provided by the independent auditor to management, e.g., a management letter and schedule of unadjusted audit differences.

12. Require independent auditor partner (including both the audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit) rotation for a period of no less than five years after each such partner serves in this capacity for five years.

13. Ensure no former upper level employees of the independent auditor who could influence the independent auditor serve in an accounting role or financial reporting oversight role of the Company, as such terms are defined by the SEC and Nasdaq regulations.

14. Inquire of the independent auditors whether any member of the audit engagement team received bonuses or incentive compensation based on the sale of non-audit products or services to the Company, which is prohibited by Sarbanes-Oxley and the provisions of the Exchange Act and the regulations promulgated there under.

15. Review the audit engagement team to determine appropriate qualifications as well as to determine whether any members would be disqualified under the independence provisions of the Exchange Act and the regulations promulgated there under, including, but not limited to, Regulation S-X.

16. Ensure that the Company provides the required proxy statement and annual report disclosure of the fees paid to the independent auditors.

Other Audit Committee Responsibilities

17. Annually prepare a report to shareholders as required by the SEC. The report must be included in the Company's annual proxy statement. The Committee will also make a specific recommendation, disclosed in the proxy statement, whether or not the Company's audited financial statements be included in the Company's annual report to shareholders.

18. Establish procedures for the receipt, retention, and treatment of internal and external complaints received by the Company regarding accounting, internal accounting controls, or auditing matters. In establishing such procedures, the Committee must provide for the ability of the Company's employees to submit by confidential, anonymous submission any concerns regarding questionable accounting or auditing matters.

19. Review and approve all related-party transactions (e.g. Company transactions with any director or executive officer of the Company or any Company security holder with more than five percent of the voting securities, including immediate family members or associates or affiliates of any of the above).

20. Perform any other activities consistent with this Charter, the Company's Articles of Incorporation, Code of Regulations and Bylaws, and governing law, as the Committee or the Board deems necessary or appropriate.

21. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.



Adopted:  ____________ ___, 2004

                               REVOCABLE PROXY
[X}   Please mark votes
      as in this example

                      COMMUNITY INVESTORS BANCORP, INC.

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF COMMUNITY INVESTORS BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 25, 2004 AND AT ANY ADJOURNMENT THEREOF.

      The undersigned hereby appoints the Board of Directors of Community Investors Bancorp, Inc. (the "Company"), as proxies, each with power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all the shares of Common Stock of the Company held of record by the undersigned on September 8, 2004 at the Annual Meeting of Shareholders to be held at the Holiday Inn Express, located at 1690 North Sandusky Avenue, Bucyrus, Ohio 44820, on Monday, October 25, 2004 at 2:00 p.m., Eastern Time, and any adjournment thereof.

1. ELECTION OF DIRECTORS FOR TWO-YEAR TERM. For all nominees listed below (except as marked to the contrary below):

[ ]   FOR                                 [ ]   WITHHOLD

      Nominees for two-year term expiring in 2006:

John W. Kennedy, David M. Auck, Philip E. Harris and John D. Mizick

Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below:

---------------------------------------------------------------------------

2.    PROPOSAL TO AMEND AND RESTATE the Company's Code of Regulations.

[ ]   FOR                 [ ]   AGAINST                 [ ]   ABSTAIN

3. PROPOSAL TO RATIFY THE APPOINTMENT of Grant Thornton LLP as the Company's independent auditors for the year ending June 30, 2005.

[ ]   FOR                 [ ]   AGAINST                 [ ]   ABSTAIN

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR THE PROPOSAL TO AMEND AND RESTATE THE CODE OF REGULATIONS, FOR THE PROPOSAL TO RATIFY THE INDEPENDENT AUDITORS AND OTHERWISE AT THE DISCRETION OF THE PROXIES. IN THE DISCRETION OF THE PROXIES, SHARES REPRESENTED BY THIS PROXY MAY BE VOTED CUMULATIVELY WITH RESPECT TO THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED HEREIN. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

                                        -----------------------------------
Please be sure to sign and date this    | Date                            |
Proxy in the box below.                 |                                 |
---------------------------------------------------------------------------
|                                                                         |
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|                                                                         |
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-------Stockholder sign above-----------Co-holder (if any) sign above------


............................................................................
       Detach above card, sign, date and mail in postage paid envelope provided.

                      COMMUNITY INVESTORS BANCORP, INC.

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Please sign this proxy card exactly as your name(s) appear on this proxy.
When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

         PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                        USING THE ENCLOSED ENVELOPE.

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IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE
PROVIDED BELOW AND RETURN THIS PORTION WITH THE CARD IN THE ENVELOPE
PROVIDED.

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